UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-08025

                            Global Income Fund, Inc.

               (Exact name of registrant as specified in charter)

                      11 Hanover Square, New York, NY 10005
         --------------------------------------------------------------
               (Address of principal executive offices) (Zipcode)

                          Thomas B. Winmill, President
                                11 Hanover Square
                               New York, NY 10005
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-344-6310


Date of fiscal year end:  12/31

Date of reporting period:  1/1/06 - 06/30/06


Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

SEMI-ANNUAL REPORT
June 30, 2006

                                 American Stock
                                 Exchange Symbol:

                                 GIF

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

                               COUNTRY ALLOCATION*

                              [CHART APPEARS HERE]

                         Netherlands                   16.36%
                         Canada                        12.91%
                         United Kingdom                11.46%
                         Australia                     10.27%
                         France                         8.16%
                         Supranational/Other            8.09%
                         Germany                        5.81%
                         United States                  4.82%
                         Austria                        4.24%
                         Sweden                         4.13%
                         Japan                          4.03%
                         Mexico                         2.92%
                         Cyprus                         2.02%
                         Hungary                        1.99%
                         Korea                          1.54%
                                                       -----
                                                       98.75%

                               PORTFOLIO ANALYSIS*

                               Currency Allocation

                         Eurodollar                    49.06%
                         U.S. Dollar                   20.77%
                         Australian Dollar             11.87%
                         British Pound                 10.17%
                         Canadian Dollar                6.88%
                                                       98.75%

                                     Ratings

                         AAA                           34.94%
                         AA                            14.66%
                         A                             39.54%
                         BBB                            6.24%
                         (Less than)BBB                 1.36%
                         NR                             2.01%
                                                       98.75%

* Country allocation and portfolio analysis use approximate percentages of total net assets, and may not add up to 100%, due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means "not rated."

GLOBAL INCOME FUND                                         American Stock
                                                           Exchange Symbol: GIF


11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 18, 2006

Fellow Shareholders:

     It is a pleasure to submit this 2006 Semi-Annual Report for Global Income Fund, and to welcome our new shareholders who find the Fund's quality approach to global income investing attractive. The primary investment objective of the Fund, a closed-end investment company, is to provide for its shareholders a high level of income. The Fund's secondary investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities.

                                  Market Report

     Under the new leadership of Federal Reserve Chairman Bernanke, the Federal Open Market Committee (FOMC) increased the Federal funds target rate by a quarter of one percent at each of its four meetings since the beginning of 2006, when it stood at 4.25%, so that on June 30th it had climbed to 5.25%. When the FOMC raised interest rates for the 17th straight time in June 2006, it signaled that future increases would depend on current data regarding inflation and economic growth. The FOMC, in its comments, has moved from a somewhat obscure "balanced" approach to a "statistic" sensitive approach.

     If the FOMC does in fact rely on statistical data, it may be that the FOMC is close to ending the target rate increases of the last two years. The economy is showing signs of having slowed down in the second quarter, and consumers appear to be struggling under current economic conditions. Rising interest rates and persistently high gasoline prices may even further pinch consumer spending and weaken the U.S. economy for the rest of the year. Other indicators point towards a decline of consumer confidence and to a slowdown in the housing markets. Yet, unemployment is only 4.6% and the U.S. economy is growing in terms of U.S. industrial production. In fact, the Federal Reserve recently reported that industrial capacity utilization reached its highest level since June 2000.

     The wild card in the markets, however, which may be difficult for the FOMC to reduce to statistical trend analysis, is the heightened geopolitical tension in the world today - from the Middle East to North Korea, Russia to South America. Further, other important players are seeking a role on the global financial stage: the Bank of Japan, China's central bank, Russia's Industry and Energy Ministry, and OPEC. Their influence on global economics is becoming increasingly significant and may be ignored only at an investor's own risk.

                                Global Allocation

     In view of the cross-currents in global markets, the Fund's strategy in the first six months of 2006 was to invest its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries. On June 30, 2006, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Netherlands, United Kingdom, Australia, France, Canada, Germany, Austria, Sweden, Japan, Cyprus, Hungary, and Korea. Of these securities approximately 49% were in Eurodollars, 21% in U.S. dollars, 12% in Australian dollars, 10% in British pounds and 7% in Canadian dollars. All but 3% of the Fund's portfolio investments are considered investment grade by actual or deemed rating, or in cash or cash equivalents.

     For the first six months of 2006, the Fund had a market total return on the American Stock Exchange of 0.99% on a net asset value total return of 3.04%, according to Morningstar, gratifying results for our global investment grade allocation process. We believe this approach provides a sound, quality, fixed income strategy for investors over the long term. Our current view of markets suggests that the Fund will benefit during the remainder of 2006 from a high quality portfolio strategy, investing globally in investments over multiple currencies.

                               Distribution Policy

     The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 6% of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. As of the dividend declaration on June 2, 2006, approximately 39%, 0% and 61% of distributions made in 2006 were from ordinary income, capital gains, and return of capital, respectively. This is only an estimate based on the first two quarters of the fiscal year and is subject to change.

     This managed quarterly distribution policy is subject to regular review at the Board of Directors' quarterly meetings and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the dollar amount of the distributions cannot be predicted, we continue to believe shares of the Fund are a sound long term value for investors seeking a high level of income, with capital appreciation as a secondary objective.

                              Shares at a Discount

     The Fund's current net asset value per share is $4.28. With a recent closing price on the American Stock Exchange of $3.82, you can purchase additional shares at a discount from their underlying value. Investment return and value will vary, so shares of the Fund when redeemed may be worth more or less than their original cost.

     We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

                                        Sincerely,

                      /s/ Thomas B. Winmill       /s/ Marion E. Morris
                      -------------------------   ------------------------
                      Thomas B. Winmill           Marion E. Morris
                      President                   Senior Vice President
                                                  Portfolio Manager

GLOBAL INCOME FUND, INC.                2     See notes to financial statements.

          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

      Principal
      Amount (a)                                                                           Market Value
      ----------                                                                           ------------
                    DEBT SECURITIES (95.29%)
                    Australia (10.27%)
     A$1,500,000    Commonwealth Bank of Australia, 6.75% Senior Government
                    Guaranteed Notes, due 12/01/07 ....................................... $ 1,124,827
      $1,000,000    National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 .......   1,096,819
        $300,000    Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09 (b)..     320,270
       A$500,000    Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15 ..................     357,254
       A$500,000    Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12 .................     380,905
                                                                                           -----------
                                                                                             3,280,075
                                                                                           -----------
                    Austria (4.24%)
 (euro)1,000,000    Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11 .......   1,352,824
                                                                                           -----------
                    Canada (12.91%)
    C$1,000,000     Canada Housing Trust, 144A, 4.75% Guaranteed Notes, due 3/15/07 ......     900,665
     A$1,300,000    Government of Quebec, 6.00% Senior Unsubordinated Notes, due 2/18/09..     959,170
     C$1,000,000    HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10 ......     872,215
       C$500,000    Molson Coors Capital Finance, 5.00% Guaranteed Notes, due 9/22/15 ....     424,885
     A$1,350,000    Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 .......     968,043
                                                                                           -----------
                                                                                             4,124,978
                                                                                           -----------
                    Cyprus (2.02%)
   (euro)500,000    Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14 .......     646,640
                                                                                           -----------
                    France (8.16%)
 (euro)1,000,000    Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09 ........   1,299,375
 (euro)1,000,000    Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium
                    Term Notes, due 10/25/09 .............................................   1,306,729
                                                                                           -----------
                                                                                             2,606,104
                                                                                           -----------
                    Germany (5.81%)
  (pound)500,000    Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds, due ......     952,799
                    12/07/07
  (pound)500,000    RWE Finance B.V., 4.625% Notes, due 8/17/10 ..........................     903,663
                                                                                           -----------
                                                                                             1,856,462
                                                                                           -----------
                    Hungary (1.99%)
   (euro)500,000    Republic of Hungary, 4.00% Bonds, due 9/27/10 ........................     634,042
                                                                                           -----------

                    Japan (4.03%)
 (euro)1,000,000    Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes,
                     due 1/15/08 .........................................................   1,287,279
                                                                                           -----------
                    Korea (1.54%)
        $500,000    Korea Development Bank, 5.75% Notes, due 9/10/13 .....................     493,062
                                                                                           -----------
                    Mexico (2.92%)
      $1,000,000    United Mexican States, 5.625% Notes, due 1/15/17 .....................     932,500
                                                                                           -----------

See notes to financial statements.      3               GLOBAL INCOME FUND, INC.

          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

      Principal
      Amount (a)                                                                           Market Value
      ----------                                                                           ------------
                    Netherlands (16.36%)
 (euro)1,000,000    Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08 ............... $ 1,299,570
   (euro)500,000    Essent N.V., 4.50% Euro Medium Term Notes, due 6/25/13 ...............     640,653
   (euro)500,000    Heineken N.V., 4.375% Bonds, due 2/04/10 .............................     642,000
 (euro)1,000,000    ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12 .............   1,356,048
 (euro)1,000,000    Nederlandse Waterschapsbank, 4.00% Notes, due 2/11/09 ................   1,285,571
                                                                                           -----------
                                                                                             5,223,842
                                                                                           -----------
                    Sweden (4.13%)
 (euro)1,000,000    Kingdom of Sweden, 5.00% Eurobonds, due 1/28/09 ......................   1,318,261
                                                                                           -----------
                    United Kingdom (11.46%)
      $1,000,000    National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09....    1,059,634
 (euro)1,000,000    Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 .................   1,306,585
 (euro)1,000,000    Vodafone Group Plc, 4.625% Euro Medium Term Notes, due 1/31/08 .......   1,295,356
                                                                                           -----------
                                                                                             3,661,575
                                                                                           -----------
                    United States (1.36%)
       $500,000     CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 ..........     434,497
                                                                                           -----------
                    Supranational/Other (8.09%)
  (pound)738,000    European Investment Bank, 5.50% Supra-National Bonds, due 12/07/11 ...   1,393,532

      $1,200,000    The International Bank for Reconstruction & Development,
                    5.05% Notes, due 5/29/08 .............................................   1,191,840
                                                                                           -----------
                                                                                             2,585,372
                                                                                           -----------
                       Total Debt Securities (cost: $30,843,007) .........................  30,437,513
                                                                                           -----------
          Shares    PREFERRED STOCKS 3.46%)
          ------    United States (3.46%)
           4,000    BAC Capital Trust II, 7.00% ..........................................      99,960
          25,000    Corporate-Backed Trust Certificates, 8.20% (Motorola) ................     646,250
          10,000    Disney (Walt) Company, 7.00% .........................................     250,200
           5,000    SATURNS-Bellsouth SM, 5.875% .........................................     108,500
                                                                                           -----------
                      Total Preferred Stocks (cost: $1,100,000) ..........................   1,104,910
                                                                                           -----------
                        Total Investments (cost: $31,943,007) (98.75%) ...................  31,542,423
                                                                                           -----------
                          Receivables and Other Assets in Excess of Liabilities, Net
                            (1.25%) ......................................................     398,704
                                                                                           -----------
                          Total Net Assets (100.00%) ..................................... $31,941,127
                                                                                           ===========

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) 144A securities may be sold to institutional investors only. The total market value of this security represents approximately 1.0% of total net assets.

GLOBAL INCOME FUND, INC.                4     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS:
 Investments at market value
  (cost: $31,943,007) ............................................ $ 31,542,423
 Interest receivable .............................................      624,201
 Other assets ....................................................        6,155
                                                                   ------------
  Total assets ...................................................   32,172,779
                                                                   ------------
LIABILITIES:
 Note payable ....................................................      137,001
 Accrued expenses ................................................       63,574
 Investment management ...........................................       18,175
 Administrative services .........................................       12,902
                                                                   ------------
  Total liabilities ..............................................      231,652
                                                                   ------------
NET ASSETS: (applicable to 7,388,733 shares
 outstanding: 20,000,000 shares of $.01
 par value authorized) ........................................... $ 31,941,127
                                                                   ============
NET ASSET VALUE PER SHARE
 ($31,941,127 / 7,388,733 shares
 outstanding) ....................................................       $ 4.32
                                                                   ============
At June 30, 2006, net assets consisted of:
 Paid-in capital ................................................. $ 38,391,957
 Accumulated undistributed net
  investment loss ................................................       (5,582)
 Accumulated net realized loss on
  investments and foreign currencies .............................   (6,059,751)
 Net unrealized depreciation on
  investments and foreign currencies .............................     (385,497)
                                                                   ------------
                                                                   $ 31,941,127
                                                                   ============


STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
 Interest (net of $1,317 of foreign
  tax expense) ...................................................    $ 676,642
 Dividends .......................................................       53,209
                                                                   ------------
  Total investment income ........................................      729,851
                                                                   ------------
EXPENSES:
 Investment management ...........................................      111,569
 Legal ...........................................................       90,397
 Administrative services .........................................       36,585
 Bookkeeping and pricing .........................................       22,800
 Printing and postage ............................................       15,708
 Auditing ........................................................       13,575
 Exchange listing ................................................        8,645
 Custodian .......................................................        8,305
 Insurance .......................................................        7,421
 Transfer agent ..................................................        6,749
 Directors .......................................................        2,920
 Loan interest and fees ..........................................        1,561
 Other ...........................................................        1,215
                                                                   ------------
  Total expenses .................................................      327,450
  Expense reductions .............................................       (1,669)
                                                                   ------------
  Total net expenses .............................................      325,781
                                                                   ------------
    Net investment income ........................................      404,070
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCIES:
 Net realized loss on:
  Sale of investments ............................................     (252,442)
  Foreign currencies transactions ................................       (6,457)
 Net unrealized appreciation on:
  Investments ....................................................      799,982
  Translation of assets and liabilities
    in foreign currencies ........................................       39,498
                                                                   ------------
   Net realized and unrealized loss
      on investments and foreign currencies ......................      580,581
                                                                   ------------
   Net change in net assets
    resulting from operations ....................................    $ 984,651
                                                                   ============

See notes to financial statements.      5               GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2006 (Unaudited) and the Year Ended December 31, 2005

                                                           Six Months             Year
                                                             Ended               Ended
                                                          June 30, 2006       December 31,
                                                           (Unaudited)            2005
                                                          --------------    --------------
OPERATIONS:
Net investment income .................................   $      404,070    $      835,053
Net realized (loss) gain on investments and foreign
 currencies ...........................................         (258,899)          623,354
Unrealized (depreciation) appreciation on
 investments and foreign currencies ...................          839,480        (4,117,933)
                                                          --------------    --------------
  Net change in net assets resulting from operations ..          984,651        (2,659,526)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from ordinary income ($0.05 and $0.20
 per share, respectively) .............................         (404,070)       (1,458,409)
Tax return of capital to shareholders ($0.09 and
 $0.08 per share, respectively) .......................         (629,925)         (608,022)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to shareholders
(3,945 and 7,249 shares, respectively) ................           15,342            30,567
                                                          --------------    --------------
  Total change in net assets ..........................          (34,002)       (4,695,390)


NET ASSETS:
Beginning of period ...................................       31,975,129        36,670,519
                                                          --------------    --------------
End of period (including accumulated undistributed
 net investment loss of $5,582 in 2006 and 2005) ......   $   31,941,127      $ 31,975,129
                                                          ==============    ==============

GLOBAL INCOME FUND, INC.                6     See notes to financial statements.

                          Notes to Financial Statements
                            June 30, 2006 (Unaudited)

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Act"), is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NASADAQ are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund participates in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. For financial reporting purposes, investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which the Investment Manager or its affiliates serves as investment manager that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets

                                        7               GLOBAL INCOME FUND, INC.

                          Notes to Financial Statements
                      June 30, 2006 (Unaudited) (continued)

and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) No provision has been made for U.S. income taxes because the Fund's current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. At December 31, 2005, the Fund has net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $5,800,852, of which $1,341,528, $1,708,533, $1,381,580, and
$1,369,211 expires in 2006, 2007, 2008, and 2010, respectively. Distributions paid to shareholders during the year ended December 31, 2005, differ from net investment income and net gains or losses from security, foreign currency, and futures transactions as a result of gains and losses from foreign currencies, capital distributions due to the managed distribution policy of the Fund, and the net capital loss carryovers. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. As compensation for its services the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2006, the Fund incurred total administrative costs of $36,585 comprised of $19,420 and $17,165 for compliance and accounting services, respectively. Through arrangements with the Fund's custodian and cash management banks, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Fund included these credits as an expense offset in the Statement of Operations.

(4) Purchases and sales of securities other than short term notes aggregated $3,959,308 and $4,249,725, respectively, for the six months ended June 30, 2006. At June 30, 2006, for federal income tax purposes the aggregate cost of securities was $31,943,007, and net unrealized depreciation was $400,584 comprised of gross unrealized appreciation of $357,489 and gross unrealized depreciation of $758,073. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2006. Realized gains and losses arising from foreign exchange differences are included in the Statement of Operations.

(5) The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank & Trust Company ("Bank") the Fund's custodian bank. Foxby Corp. is a closed-end investment company advised by the Investment Manager and Midas Fund, Inc. and Midas Special Fund, Inc. are open-end investment companies an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000 which was renewed from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000 or the maximum amount permitted pursuant to each Borrower's investment policies or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the six months ended June 30, 2006, the weighted average interest rate was 5.73% based on the balances outstanding during the period and the weighted average amount outstanding was $32,763. There was no loan outstanding at June 30, 2006.


GLOBAL INCOME FUND, INC.                8

                          Notes to Financial Statements
                             (Unaudited) (concluded)

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2006 and for the year ended December 31, 2005 was as follows:

                                       June 30,    December 31,
                                         2006          2005
                                      ----------   -----------
               Distributions paid
               from:
                Ordinary income       $  404,070   $ 1,458,409
                Return of capital        629,925       608,022
                                      ----------   -----------
                                      $1,033,995   $ 2,066,431
                                      ==========   ===========

A reclassification between ordinary income and return of capital is likely to occur for the Fund's fiscal year ended December 31, 2006, although the exact amount is not estimable at June 30, 2006.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation on investments and foreign
 currencies                                                $ (1,224,977)
Capital loss carryovers                                      (5,800,852)
Post-October foreign currency losses                             (5,582)
                                                           ------------
                                                           $ (7,031,411)
                                                           ============

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences between book and tax accounting have been reclassified as follows:


      Increase in                Decrease in Accumulated
Accumulated Undistributed          Net Realized Loss on          Decrease in
  Net Investment Loss       Investments and Foreign Currencies  Paid-in Capital
--------------------------  ----------------------------------  ---------------
      $1,225,796                        $(298,542)                $(927,254)

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

(8) At June 30, 2006 there were 7,388,733 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of distributions during the six months ended June 30, 2006 and for the year ended December 31, 2005 were as follows:

                               Shares issued     Increase in paid-in capital
                               --------------    ---------------------------
6 months ended 6/30/06 .......     3,945                     $15,342
2005 .........................     7,249                     $30,567

In October 2005, the Fund filed with the Securities and Exchange Commission a registration statement relating to a non-transferable offering of rights exercisable for shares of the Fund (the "Offer"). The Board of Directors of the Fund authorized the filing of the registration statement, but has not, as of the date hereof, yet unconditionally approved the Offer or its final terms. Legal costs incurred to the Offer were $64,077 during the six months ended June 30, 2006 and were expensed in the period.

(9) The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not occurred.

                                        9               GLOBAL INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                   Six Months
                                      Ended
                                     June 30,                                 Years Ended December 31,
                                      2006           -----------------------------------------------------------------------
                                   (Unaudited)          2005           2004           2003           2002           2001
                                   -----------       -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
Net asset value at
 beginning of period ............  $      4.33       $      4.97    $      5.16    $      5.04    $      5.44    $      5.72
                                   -----------       -----------    -----------    -----------    -----------    -----------
Income from investment
 operations:
  Net investment income .........          .05               .11            .11            .18            .28            .32
  Net realized and unrealized
   gain (loss) on investments ...          .08              (.47)           .25            .30           (.18)          (.04)
                                   -----------       -----------    -----------    -----------    -----------    -----------
Total income from
 investment operations ..........          .13              (.36)           .36            .48            .10            .28
                                   -----------       -----------    -----------    -----------    -----------    -----------
Dilution from rights offering ...            -                 -           (.21)             -              -              -
                                   -----------       -----------    -----------    -----------    -----------    -----------
Less distributions:
  Distributions to shareholders .         (.05)             (.20)          (.25)          (.22)          (.28)          (.36)
  Tax return of capital to
   shareholders .................         (.09)             (.08)          (.09)          (.14)          (.22)          (.20)
                                   -----------       -----------    -----------    -----------    -----------    -----------
    Total distributions .........         (.14)             (.28)          (.34)          (.36)          (.50)          (.56)
                                   -----------       -----------    -----------    -----------    -----------    -----------
Net asset value at end of
 period .........................  $      4.32       $      4.33    $      4.97    $      5.16    $      5.04    $      5.44
                                   ===========       ===========    ===========    ===========    ===========    ===========
Per share market value at
 end of period ..................  $      3.85       $      3.95    $      4.82    $      5.01    $      4.60    $      4.91
                                   ===========       ===========    ===========    ===========    ===========    ===========
TOTAL RETURN ON NET ASSET
 VALUE BASIS (a) ................         3.39%            (6.95)%         3.57%         10.22%          0.04%          2.33%
                                   ===========       ===========    ===========    ===========    ===========    ===========
TOTAL RETURN ON MARKET VALUE
 BASIS (a) ......................         1.00%           (12.47)%         3.45%         17.25%          3.60%         15.94%
                                   ===========       ===========    ===========    ===========    ===========    ===========
Net assets at end of period
 (000's omitted) ................  $    31,941       $    31,975    $    36,671    $    28,712    $    27,589    $    29,110
                                   ===========       ===========    ===========    ===========    ===========    ===========
Ratio of total expenses to
 average net assets .............         2.04%/(b)/        1.59%          1.66%          1.61%          1.44%          1.72%
                                   ===========       ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to
 average net assets .............         2.03%/(b)/        1.59%          1.67%          1.61%          1.44%          1.73%
                                   ===========       ===========    ===========    ===========    ===========    ===========
Ratio of net expenses
 excluding loan
 interest and fees to
 average net assets .............         2.02%/(b)/        1.58%          1.66%          1.61%          1.44%          1.72%
                                   ===========       ===========    ===========    ===========    ===========    ===========
Ratio of net investment
 income to average net assets ...         2.42%/(b)/        2.44%          2.49%          3.54%          5.35%          5.94%
                                   ===========       ===========    ===========    ===========    ===========    ===========
Portfolio turnover over .........           13%               32%            97%           146%           162%           160%
                                   ===========       ===========    ===========    ===========    ===========    ===========

(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(b)  Annualized.

GLOBAL INCOME FUND, INC.                10

     The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

   BOARD OF DIRECTORS' ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the "Agreement") between Global Income Fund, Inc. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party, and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2006 to specifically consider the renewal of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager's results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager's management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Board of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The Directors also noted that the investment manager has managed the Fund since 1997 and the Directors believe that a long-term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager's in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management

Additional Information                  11              GLOBAL INCOME FUND, INC.

fee characteristics. The Board noted that economies of scale may develop for the Fund as its assets increase and fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in investment manager-level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed-end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager's profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential "fall-out" benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the investment manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the interests of shareholders.

GLOBAL INCOME FUND, INC.                12

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.


                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310 and on the SEC's website at www.sec.gov. The Guidelines are also posted on the Fund's website at www.globalincomefund.net.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on its website at www.globalincomefund.net

Additional Information                  13              GLOBAL INCOME FUND, INC.

                              MANAGED DISTRIBUTIONS

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2006, including the distributions paid quarterly, are comprised approximately one-tenth of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099 DIV will be sent to shareholders stating the amount and composition of distributions and provide information about their appropriate tax treatment.


                           DIVIDEND REINVESTMENT PLAN
                             Terms and Conditions of
                  the 2006 Restated Dividend Reinvestment Plan

1. Each shareholder (the "Shareholder") holding shares of common stock (the "Shares") of Global Income Fund, Inc. (the "Fund") will automatically be a participant in the Dividend Reinvestment Plan (the "Plan"), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, 1-800-278-4353, as agent under the Plan (the "Agent"). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder's account in accordance with the following:

     Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund's net asset value per Share or 95% of the Fund's Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for such Shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

     In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution

GLOBAL INCOME FUND, INC.                14                Additional Information
     payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

     The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on the Exchange on each of the five trading days the Shares traded ex-dividend on the Exchange immediately prior to such date, and
(b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open-market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent's name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by him or her to the Fund. Upon the Shareholder's written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for his or her account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders' accounts. In the event of a termination of a Shareholder's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued by such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent's service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate his or her account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to him or her.

Additional Information                  15              GLOBAL INCOME FUND, INC.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder's account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder's account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.


                         HISTORICAL DISTRIBUTION SUMMARY


                              Investment    Return of
      Period                    Income       Capital        Total
      -------                 ----------    --------       -------
6 Months Ended 6/30/06* ..... $ 0.055       $ 0.085        $ 0.140
2005 ........................ $ 0.200       $ 0.080        $ 0.280
2004 ........................ $ 0.245       $ 0.090        $ 0.335
2003 ........................ $ 0.220       $ 0.140        $ 0.360
2002 ........................ $ 0.280       $ 0.220        $ 0.500
2001 ........................ $ 0.360       $ 0.200        $ 0.560
2000 ........................ $ 0.420       $ 0.160        $ 0.580
6 Months Ended 12/31/99 ..... $ 0.230       $ 0.070        $ 0.300
12 Months Ended 6/30/99 ..... $ 0.550       $ 0.130        $ 0.680
12 Months Ended 6/30/98 ..... $ 0.520       $ 0.320        $ 0.840

* A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2006, although the exact amount is not estimable at June 30, 2006.

GLOBAL INCOME FUND, INC.                16               Additional Information

                            WWW.GLOBALINCOMEFUND.NET

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                                   STOCK DATA

               Price (6/30/06) .......................  $ 3.85
               Net Asset Value (6/30/06) .............  $ 4.32
               Discount ..............................    10.9%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

                        2006 DISTRIBUTION PAYMENT DATES

               Declaration        Record            Payment
               -----------        ------            -------
               March 2            March 15          March 31
               June 2             June 15           June 30
               September 6        September 18      September 29
               December 1         December 18       December 29

                                FUND INFORMATION

Investment Manager                          Stock Transfer Agent and Registrar
CEF Advisers, Inc.                          American Stock Transfer & Trust Co.
11 Hanover Square                           59 Maiden Lane
New York, NY 10005                          New York, NY 10038
www.closedendfunds.net                      www.amstock.com
1-212-344-6310                              1-800-278-4353

Internet                                    Custodian
www.globalincomefund.net                    State Street Bank & Trust Co.
email: info@globalincomefund.net            801 Pennsylvania Avenue
                                            Kansas City, MO 64105

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information                  17              GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND
11 Hanover Square
New York, NY 10005

Printed on recycled paper

GIF-SAR-6/06

Item 2. Code of Ethics.

        Not applicable.

Item 3. Audit Committee Financial Expert.

        Not applicable.

Item 4. Principal Accountant Fees and Services.

        Not applicable.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006